EXHIBIT 10.2


         THIS FOURTH SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") is dated as of December 29, 2004, among Panavision Inc., a Delaware corporation (the "Issuer"), the Subsidiary Guarantors, Wilmington Trust Company, as trustee (the "Trustee"), and Wilmington Trust Company, as collateral trustee (the "Collateral Trustee"). Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed to such terms in the Indenture (as defined below).

         WHEREAS, the Issuer, the Subsidiary Guarantors, the Trustee and the Collateral Trustee entered into an Indenture (as amended by the First Supplemental Indenture and Waiver dated as of August 11, 2004, the Second Supplemental Indenture dated as of September 16, 2004 and the Third Supplemental Indenture dated as of September 30, 2004, the "Indenture") dated as of January 16, 2004, to provide for the issuance of the Issuer's 12.50% Senior Secured Notes due January 2009;

         WHEREAS, the Issuer, the Subsidiary Guarantors and the Collateral Trustee are party to the Collateral Agreement;

         WHEREAS, the Issuer has requested, and the Subsidiary Guarantors and the Trustee have agreed, that certain provisions of the Indenture be amended and/or waived in the manner provided herein;

         WHEREAS, Section 10.2 of the Indenture generally permits the Indenture to be amended or supplemented with the written consent of the Majority Holders;

         WHEREAS, the Issuer has received the written consent of the Majority Holders as of December 29, 2004 to the amendments and waivers contemplated by this Supplemental Indenture; and

         WHEREAS, the Issuer, the Subsidiary Guarantors, the Trustee and the Collateral Trustee are authorized to enter into this Supplemental Indenture;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained in this Supplemental Indenture and for other good and valuable consideration, the receipt and sufficiency of which are herein acknowledged, the Issuer, the Subsidiary Guarantors and the Trustee hereby agree for the equal and the ratable benefit of all Holders of the Notes as follows:

                                 ARTICLE ONE

         1.1 Amendments. (a) Section 1.01 of the Indenture is hereby amended by inserting the following new definitions in the appropriate alphabetic order:

         "Deluxe" means Deluxe Laboratories, Inc.

         "Deluxe Note" means the promissory note in the principal amount of $5,000,000 payable by Deluxe to the Issuer or a subsidiary thereof.

         "Fourth Supplemental Indenture" means the Fourth Supplemental Indenture dated as of December 29, 2004, among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as indenture trustee and as collateral trustee.

         "Panavision International" means Panavision International, L.P., a Delaware limited partnership.

         "Panavision Sale" means the sale or other disposition by Panavision International to Panavision (Canada) Corporation of assets for no more than CDN $ 1,500,000; provided that (i) such assets are not sold at a price below fair market value in the reasonable determination of Panavision International and (ii) the Canadian Acquisition has not been consummated on or before December 31, 2004.

         "Second Supplemental Indenture" means the Second Supplemental Indenture dated as of September 16, 2004 , among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as indenture trustee and as collateral trustee.

         "Third Supplemental Indenture" means the Third Supplemental Indenture dated as of September 30, 2004, among the Issuer, the Subsidiary Guarantors and Wilmington Trust Company, as indenture trustee and as collateral trustee.

              (b) The definition of "Asset Disposition" is hereby amended by deleting clause (D) of the proviso thereof and replacing it with the following:

                   (D) any sale, lease, transfer or other disposition in the ordinary course of business (including without limitation, the Panavision
     Sale); or

              (c) The definition of "Canadian Acquisition" is hereby amended and restated in its entirety to read as follows: "Canadian Acquisition" means the purchase by Panavision (Canada) Corporation and/or the Issuer of substantially all of the camera assets of the Canadian company heretofore identified to the Trustee.

              (d) The definition of "Non-Core Assets" is hereby amended and restated in its entirety to read as follows: "Non-Core Assets" means (a) the member interest in, or any assets of, EFILM or (b) the Deluxe Note; provided, that the Deluxe Note shall only be considered a Non-Core Asset to the extent it is sold to Parent or an Affiliate thereof for an amount of no less than $5,000,000; provided that Parent or such Affiliate shall agree with the Issuer that it will pay to the Issuer an amount equal to the unpaid interest accrued on the Deluxe Note as of the date of the sale of the Deluxe Note when Parent or such Affiliate receives payment of all such interest.

              (e) The definition of "Permitted Investment" is hereby amended by deleting clause (xiv) thereof and replacing it with the following:

                  " (xiv) Investments by the Issuer and the Restricted Subsidiaries in Panavision (Canada) Corporation in an amount not to exceed CDN $1,500,000; provided, that such Investments in Panavision (Canada) Corporation are (i) made solely from the proceeds of the sale of Non-Core Assets and
                  (ii) used by Panavision (Canada) Corporation to consummate the Canadian Acquisition (including the payment of transaction costs and the assumption of Capital Lease Obligations)".

              (f) The definition of Specified Disposition is hereby amended by deleting the dollar amount of "CDN $22,000,000" set forth in clause
     (d)(i)(A)(II) thereof and substituting in lieu thereof the dollar amount "CDN $16,000,000."

              (g) The definition of "Transaction Charges" is hereby amended by deleting clause (d) and replacing it with the following:

                  "and (d) nonrecurring charges related to or arising out of fees and expenses incurred in connection with the First Supplemental Indenture, Second Supplemental Indenture, Third Supplemental Indenture and Fourth Supplemental Indenture and amendments of even date therewith to the Senior Credit Agreement, and the execution and delivery of each of the foregoing."

                                 ARTICLE TWO

                                 Miscellaneous
                                 -------------

         2.1 Effect of the Supplemental Indenture. This Supplemental Indenture supplements the Indenture and shall be a part and subject to all the terms thereof. Except as supplemented hereby, the Indenture and the Notes issued thereunder shall continue in full force and effect.

         2.2 Effectiveness. This Supplemental Indenture shall become effective as of the date hereof.

         2.3 Amendment Fee. Each Holder of Notes that consents to this Fourth Supplemental Indenture by executing and delivering a Written Consent in the manner provided for in the Written Consent on or prior to December 29, 2004 shall receive an amendment fee equal to 0.10% of the outstanding principal amount of such Holder's Notes.

         2.4 Counterparts. This Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

         2.5 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

         2.6 Recitals. The Trustee shall not be responsible for any recital herein (other than the last recital as it applies to the Trustee) as such recitals shall be taken as statements of the Issuer, or the validity of the execution by the Issuer of this Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed on this 29th day of December, 2004.


                               PANAVISION INC.


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer


                               PANAVISION U.K. HOLDINGS, INC., as a Subsidiary
                                 Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer


                               LPPI, LLC, as a Subsidiary Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer


                               PANAVISION GP Inc., as a Subsidiary Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer

                               PANAVISION INTERNATIONAL, L.P., as a Subsidiary
                                 Guarantor
                               By: Panavision GP Inc., as General Partner


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer


                               PANY RENTAL INC., as a Subsidiary Guarantor


                               By:  Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Assistant Secretary


                               PANAVISION FEDERAL SYSTEMS, LLC, as a Subsidiary
                                 Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President


                               TFN LIGHTING CORP., as a Subsidiary Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Assistant Secretary


                               PANAVISION REMOTE SYSTEMS, LLC, as a Subsidiary
                                 Guarantor


                               By:  /s/ Bobby G. Jenkins
                                   --------------------------------------------
                                     Name:  Bobby G. Jenkins
                                     Title: Executive Vice President and
                                              Chief Financial Officer

                               WILMINGTON TRUST COMPANY, as Trustee


                               By:  /s/ Michael G. Oller, Jr.
                                   --------------------------------------------
                                     Name:  Michael G. Oller, Jr.
                                     Title: Senior Financial Services Officer


                               WILMINGTON TRUST COMPANY, as Collateral Trustee


                               By:  /s/ Michael G. Oller, Jr.
                                   --------------------------------------------
                                     Name:  Michael G. Oller, Jr.
                                     Title: Senior Financial Services Officer